EXHIBIT 32a

Certification Pursuant to 18 U.S.C. Section 1350, As Adopted

Pursuant to Section 906 of The Sarbanes-Oxley Act of 2002

I, Jeffrey S. Peterson, the Chief Executive Officer and Chairman of the Board of quepasa corporation (the “Company”) (f/k/a quepasa.com, inc.), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that to the best of my knowledge:

(1)	the Quarterly Report on Form 10-QSB of the Company for the fiscal quarter ended September 30, 2003 (the “Report”) fully complies with the requirements of Section 13 (a) or 15 (d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 12, 2003

/s/ JEFFREY S. PETERSON

Name:	Jeffrey S. Peterson
Title:	Chief Executive Officer

EXHIBIT 32b

Certification Pursuant to 18 U.S.C. Section 1350, As Adopted

Pursuant to Section 906 of The Sarbanes-Oxley Act of 2002

I, John T. Kurtzweil, the Chief Financial Officer of quepasa corporation (the “Company”) (f/k/a quepasa.com, inc.), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that to the best of my knowledge:

(1)	the Quarterly Report on Form 10-QSB of the Company for the fiscal quarter ended September 30, 2003 (the “Report”) fully complies with the requirements of Section 13 (a) or 15 (d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 12, 2003

/s/ JOHN T. KURTZWEIL

Name:	John T. Kurtzweil
Title:	Chief Financial Officer